UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06105
Oppenheimer Quest International Value Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Arthur S. Gabinet
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: November 30
Date of reporting period: 11/30/2011

Item 1. Reports to Stockholders.

November 30, 2011

Oppenheimer

Quest International Value Fund℠

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

Fund Update

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Holdings

Nippon Telegraph & Telephone Corp.	3.1%
Sanofi	2.7
Tesco plc	2.5
Nestle SA	2.5
Deutsche Telekom AG	2.5
Shun Tak Holdings Ltd.	2.2
Eni SpA	2.1
Shinko Plantech Co. Ltd.	2.0
Hyundai Motor Co. Ltd., Preference	2.0
Vivendi SA	1.9
Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2011, and are based on net assets. For more current Fund Top 10 holdings, please visit oppenheimerfunds.com.

Top Ten Geographical Holdings

Japan	28.1%
France	14.7
United Kingdom	12.9
Korea, Republic of South	6.9
Switzerland	6.6
Germany	6.5
Italy	5.8
United States	3.5
Hong Kong	2.9
The Netherlands	2.4
Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2011, and are based on the total market value of investments.
7 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

TOP HOLDINGS AND ALLOCATIONS
Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2011, and are based on the total market value of investments.
8 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended November 30, 2011, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. The Fund’s Class A shares declined 12.76% for the 12-month period ended November 30, 2011, underperforming the return of its benchmark, the MSCI EAFE Index (the “Index”), which fell by 4.12%.
     Among the largest contributors to performance during the reporting period were Amorepacific Group, Sanofi, and Arkema. In aggregate, these three contributors boosted Fund performance by roughly 0.96%. Currency hedges added 0.92% to performance during the period as volatility in global markets left investors fleeting to safe havens such as the Swiss Franc.
     Amorepacific is the number one player in the Korean cosmetic market with a 34% market share at period end. The company has a strong brand portfolio from luxury to mass market brands and personal care products. Its strong brand power has led to dominance across different distribution channels such as door-to door sales, department stores and specialty stores. The company is now focused on expansion into international markets with key markets being China, France and the U.S.
     Sanofi is a global pharmaceuticals company headquartered in Paris, France. The company has five divisions including: 1) Pharmaceuticals—focused on diabetes care, cardiovascular oncology, and rare diseases (through the acquisition of Genzyme Corp.), 2) Vaccines, 3) Generics, 4) Animal Health and 5) Consumer Health. Sanofi operates in most geographies worldwide, with sales from the U.S., Europe and ROW (rest of world)/emerging markets contributing a roughly equal proportion to the whole. A solid outlook for emerging markets growth, recent acquisitions leading to business diversity, exciting new product opportunities, and a proactive management team focused on generating shareholder value, led to the outperformance of Sanofi shares during the period.
     Arkema is a leading global specialty chemicals company with a diversified mix of higher value-added industrial chemicals. An impressive management team has led the company through a major transformation over the past four years that has driven strong earnings momentum and structural improvements in profitability through capacity closures, mergers and acquisitions and cost cutting. Arkema recently announced the spin-off of the lower value-added, loss making vinyl business and the acquisition of two high performance Polyamide groups in China. As a true specialty chemical company, we believe Arkema has a strong business that can perform well even in a difficult business environment.
     The three greatest detractors from fund performance were Chaoda Modern Agriculture (Holdings) Ltd., Thomas Cook Group plc, and Fondiaria-Sai SpA. In aggregate, these holdings
9 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

FUND PERFORMANCE DISCUSSION
reduced Fund performance by approximately 5.17%. Chaoda Modern Agriculture is the leading producer of vegetables in China with a vertically integrated business model controlling the entire production chain. Chaoda’s shares plunged on the back of a Next Magazine story published on May 26 alleging the company overstated the size of its farmland in China. The end of the third quarter brought further allegations against two senior executives at the company for insider trading. The shares fell to record lows and have been suspended as we await clarity.
     Thomas Cook is a leading European travel company that has suffered from a weak booking environment combined with a deteriorating balance sheet, leaving the company in a precarious financial situation. On November 22, the company delayed its results report, pending discussions with banks, and warned of adverse trading conditions and a tougher macro environment expected for 2012. The share price dropped sharply in response.
     Fondiaria is the leading motor insurer in Italy with 23% market share. The company has suffered from structural headwinds in Italian motor insurance and profitability declines due to increases in magnitude and severity of claims during a weak pricing period for insurance premiums. Over the course of the year, the company has undergone a capital increase and introduced a new management team recognizing the imminent need for restructuring.
     The Fund was broadly diversified at period end, both by geography and by sector, and had no individual stock positions consisting of more than 3.1% of total investments. As of the end of the reporting period, there were approximately 100 holdings in the portfolio. The top ten equity positions, in aggregate, accounted for 23% of the Fund’s investments. A currency hedge against the euro, yen, and Swiss franc whose market values approximated 24% of the Fund’s investments was in place during the period to help reduce volatility. Geographically, Europe accounted for approximately 53% of the Fund’s investments and Japan accounted for approximately 28% at period end. These weightings left us overweight Japan and underweight Europe compared with the weightings of the Index. The largest sector weights were in the consumer discretionary, telecommunication services, financials, and industrials sectors.
     Regardless of the broader market environment, we follow a consistent approach of seeking to invest in high-quality companies with strong underlying fundamentals whose share prices stand well below intrinsic value. The pull back in equity markets worldwide has presented us with a number of promising investment opportunities and we are optimistic for the year ahead.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until November 30, 2011. In the case of Class A, B, C and N shares, performance is measured
10 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

over a ten fiscal-year period. In the case of Class Y shares, performance is measured from inception of the Class on November 13, 2008. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, which is an unmanaged index of international equity securities. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.
11 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

FUND PERFORMANCE DISCUSSION
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 17 for further information.
12 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

13 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

FUND PERFORMANCE DISCUSSION
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 17 for further information.
14 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

15 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

FUND PERFORMANCE DISCUSSION
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 17 for further information.
16 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
OppenheimerFunds, Inc. became the Fund’s advisor on 11/22/95, and assumed responsibility for the Fund’s portfolio stock selection on 1/1/05. The Fund’s subadvisor prior to 1/1/05 was OpCap Advisors.
Class A shares of the Fund were first publicly offered on 7/2/90. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 11/13/08. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
17 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
18 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	June 1, 2011	November 30, 2011	November 30, 2011

Class A	$1,000.00	$768.80	$6.59
Class B	1,000.00	765.60	10.52
Class C	1,000.00	765.60	10.11
Class N	1,000.00	765.70	7.84
Class Y	1,000.00	771.00	3.78

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,017.65	7.51
Class B	1,000.00	1,013.24	11.98
Class C	1,000.00	1,013.69	11.52
Class N	1,000.00	1,016.24	8.93
Class Y	1,000.00	1,020.81	4.32
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended November 30, 2011 are as follows:

Class	Expense Ratios
Class A	1.48%
Class B	2.36
Class C	2.27
Class N	1.76
Class Y	0.85
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
19 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS November 30, 2011

	Shares	Value
Common Stocks—94.5%
Consumer Discretionary—23.3%
Auto Components—0.8%
Cie Generale des Etablissements Michelin, B Shares	84,852	$5,414,756
Automobiles—5.3%
Bayerische Motoren Werke (BMW) AG, Preference	219,187	11,468,728
Hyundai Motor Co. Ltd., Preference	207,899	12,920,153
PSA Peugeot Citroen	163,820	3,070,886
Toyota Motor Corp.	215,303	7,079,009

		34,538,776

Hotels, Restaurants & Leisure—3.3%
Emperor Entertainment Hotel Ltd.	37,375,693	5,906,440
Enterprise Inns plc[1]	15,178,785	8,603,891
Thomas Cook Group plc	8,461,700	2,437,749
Tui Travel plc	1,708,869	4,637,470

		21,585,550

Household Durables—5.7%
Barratt Developments plc[1]	5,057,784	7,891,505
First Juken Co. Ltd.[2]	1,603,500	11,428,536
Hajime Construction Co. Ltd.	352,151	7,837,921
Haseko Corp.[1]	15,120,549	9,812,068

		36,970,030

Leisure Equipment & Products—0.8%
Sega Sammy Holdings, Inc.	241,189	4,942,291

Media—2.0%
Jupiter
Telecommunications Co. Ltd.	7,129	6,965,338
M6 Metropole
Television	402,240	5,975,146

		12,940,484

Specialty Retail—3.2%
Aoyama Trading Co.	465,653	7,587,499
Dickson Concepts International Ltd.	5,376,801	2,797,270
Esprit Holdings Ltd.	1,113,300	1,593,411
JUMBO SA	274,868	1,403,500
Otsuka Kagu Ltd.	476,957	4,265,525
Praktiker AG	1,281,817	2,910,833

		20,558,038

Textiles, Apparel & Luxury Goods—2.2%
Asics Corp.	662,760	7,962,569
Billabong International Ltd.	937,100	3,664,630
China Hongxing Sports Ltd.[1]	36,005,000	2,422,995

		14,050,194

Consumer Staples—7.2%
Food & Staples Retailing—2.5%
Tesco plc	2,561,792	16,338,674
Food Products—2.9%
Chaoda Modern Agriculture (Holdings) Ltd.	26,066,000	2,085,280
Nestle SA	290,705	16,275,789

		18,361,069

Personal Products—1.8%
Amorepacific Group	39,953	9,184,640
Coreana Cosmetics Co. Ltd.[1,2]	3,092,260	2,647,140

		11,831,780

Energy—10.6%
Energy Equipment & Services—3.5%
Master Marine AS1	9,994,100	1,072,820
Petroleum Geo-Services ASA[1]	299,381	3,115,367
Sevan Drilling AS1	7,801,685	5,636,189
Shinko Plantech Co. Ltd.	1,463,900	12,994,092

		22,818,468
20 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

	Shares	Value
Oil, Gas & Consumable Fuels—7.1%
BP plc	1,237,129	$8,995,433
Eni SpA	636,248	13,483,976
Inpex Corp.	1,572	10,564,623
OAO Gazprom, Sponsored ADR	200,680	2,325,039
Total SA	212,874	10,965,352

		46,334,423

Financials—12.4%
Capital Markets—1.3%
Credit Suisse Group AG	250,306	6,068,394
Ichiyoshi Securities Co. Ltd.	436,288	2,184,167

		8,252,561

Commercial Banks—1.9%
Banca Monte dei Paschi di Siena SpA	8,924,143	2,997,006
Credit Agricole SA	571,334	3,694,818
Sumitomo Mitsui Financial Group, Inc.	209,600	5,787,875

		12,479,699

Consumer Finance—0.8%
International Personal Finance plc	1,639,053	5,115,186
Diversified Financial Services—1.5%
ING Groep NV1	926,878	7,228,176
Warsaw Stock Exchange	214,600	2,497,469

		9,725,645

Insurance—5.0%
Aegon NV1	1,793,351	7,852,781
Fondiaria-Sai SpA[1,2]	5,785,167	3,997,277
Swiss RE Ltd.	215,707	11,333,117
Zurich Financial Services AG	40,892	8,992,686

		32,175,861

Real Estate Investment Trusts—1.5%
Heiwa Real Estate REIT, Inc.	4,244	2,031,897
Ichigo Real Estate Investment Corp.	5,598	1,960,744
Invincible Investment, Inc.	14,433	1,367,963
Japan Rental Housing Investments, Inc.	11,332	4,553,223

		9,913,827

Real Estate Management & Development—0.4%
Emperor International Holdings Ltd.	15,482,742	2,797,919
Health Care—5.3%
Health Care Providers & Services—0.9%
Medipal Holdings Corp.	579,368	5,703,977
Pharmaceuticals—4.4%
GlaxoSmithKline plc	498,414	11,043,950
Sanofi	248,197	17,372,223

		28,416,173

Industrials—11.0%
Aerospace & Defense—3.0%
BAE Systems plc	918,359	3,963,787
European Aeronautic Defense & Space Co.	335,000	10,046,826
Safran SA	180,495	5,349,636

		19,360,249

Airlines—1.8%
Chorus Aviation, Inc.[2]	1,058,491	3,310,541
Deutsche Lufthansa AG	583,745	7,541,049
Turk Hava Yollari Anonim Ortakligi[1]	698,194	916,290

		11,767,880

Construction & Engineering—1.8%
Vinci SA	259,513	11,637,357
21 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Industrial Conglomerates—2.2%
Shun Tak Holdings Ltd.	32,589,000	$14,465,653
Machinery—1.2%
Hyundai Mipo Dockyard Co. Ltd.	75,966	7,977,257
Professional Services—0.3%
Assystem	123,163	1,992,559
Road & Rail—0.7%
Northgate plc[1]	1,197,806	4,558,533
Information Technology—5.9%
Communications Equipment—0.5%
Nokia OYJ	616,193	3,567,742
Computers & Peripherals—1.6%
Japan Digital Laboratory Co. Ltd.	711,835	6,832,398
Wincor Nixdorf AG	73,943	3,535,147

		10,367,545
Electronic Equipment & Instruments—1.7%
A&D Co. Ltd.[2]	1,401,167	5,745,727
Hitachi Ltd.	935,000	5,239,243

		10,984,970
Internet Software & Services—0.9%
So-net Entertainment Corp.	1,497	5,702,282
IT Services—0.4%
Alten SA	89,746	2,482,540
Office Electronics—0.8%
Canon, Inc.	108,546	4,912,214
Materials—3.4%
Chemicals—0.5%
Arkema	45,057	3,283,027
Metals & Mining—2.9%
Aperam	231,564	3,755,835
ArcelorMittal	390,564	7,403,677
Hindalco Industries Ltd.	714,120	1,745,121
Rio Tinto plc	112,846	5,973,542

		18,878,175
Telecommunication Services—12.9%
Diversified Telecommunication Services—10.1%
Deutsche Telekom AG	1,242,033	16,088,467
KT Corp.[1]	5,520	176,922
KT Corp., Sponsored ADR	353,420	5,672,391
Nippon Telegraph & Telephone Corp.	402,700	19,839,923
Telecom Italia SpA RNC	11,470,251	11,126,765
Vivendi SA	546,856	12,619,254

		65,523,722
Wireless Telecommunication Services—2.8%
KDDI Corp.	1,393	9,242,964
Vodafone Group plc	3,332,061	9,039,578

		18,282,542
Utilities—2.5%
Electric Utilities—2.5%
Enel SpA	1,390,522	5,889,366
Federal Hydrogenerating	62,105,843	2,447,523
Okinawa Electric Power Co. (The)	191,287	8,098,728

		16,435,617

Total Common Stocks (Cost $658,886,965)		613,445,245
	Principal
	Amount
Non-Convertible Corporate Bonds and Notes—0.1%
Cattles plc, 7.875% Nts., 1/17/14[3] (Cost $1,852,080)	5,129,000 GBP	563,282
Convertible Corporate Bonds and Notes—0.1%
Altran Technologies SA, 6.72% Cv. Sr. Unsec. Nts., 1/1/15 (Cost $856,933)	572,816 EUR	763,982
22 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

	Principal
	Amount	Value
Structured Securities—1.0%
BNP Paribas Arbitrage Issuance BV Amsterdam, KT Corp. Equity Linked Nts.[5] (Cost $6,917,513)	$189,000	$6,057,650

Investment Company—3.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[2,4] (Cost $22,223,358)	22,223,358	22,223,358

		Value

Total Investments, at Value (Cost $690,736,849)	99.1%	$643,053,517
Other Assets Net of Liabilities	0.9	6,136,035

Net Assets	100.0%	$649,189,552

Footnotes to Statement of Investments
Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

EUR	Euro
GBP	British Pound Sterling
1.	Non-income producing security.
2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

					Shares
	Shares	Gross		Gross	November 30,
	November 30, 2010	Additions		Reductions	2011

A&D Co. Ltd.	1,353,916	64,151		16,900	1,401,167
Chorus Aviation, Inc.	—	1,471,064	[a]	412,573	1,058,491
Coreana Cosmetics Co. Ltd.	4,569,496	—		1,477,236	3,092,260
First Juken Co. Ltd.	1,298,200	324,500		19,200	1,603,500
Fondiaria-Sai SpA[b]	2,383,672	5,257,646		1,856,151	5,785,167
Joongang Construction Co. Ltd.	486,797	—		486,797	—
OFI Liquid Assets Fund, LLC	6,042,990	13,952,280		19,995,270	—
Oppenheimer Institutional Money Market Fund, Cl. E	26,018,049	222,901,562		226,696,253	22,223,358

					Realized
	Value		Income		Gain (Loss)

A&D Co. Ltd.	$5,745,727		$113,229		$(94,158)
Chorus Aviation, Inc.	3,310,541		410,265		993,877
Coreana Cosmetics Co. Ltd.	2,647,140		—		(1,476,713)
First Juken Co. Ltd.	11,428,536		477,396		(42,629)
Fondiaria-Sai SpA	—	[c]	—		(18,147,314)
Joongang Construction Co. Ltd.	—		—		(4,036,925)
OFI Liquid Assets Fund, LLC	—		23,770	[d]	—
Oppenheimer Institutional Money Market Fund, Cl. E	22,223,358		53,501		—

	$45,355,302		$1,078,161		$(22,803,862)

a.	All or a portion is the result of a corporate action.
b.	No longer an affiliate as of November 30, 2011.
c.	The security is no longer an affiliate, therefore, the value has been excluded from this table.
d.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
23 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
3.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.
4.	Rate shown is the 7-day yield as of November 30, 2011.
5.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,057,650 or 0.93% of the Fund’s net assets as of November 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 30, 2011 based on valuation input level:

			Level 3 —
	Level 1 —	Level 2 —	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$29,649,712	$118,927,412	$2,422,995	$151,000,119
Consumer Staples	16,275,789	30,255,734	—	46,531,523
Energy	10,965,352	57,114,719	1,072,820	69,152,891
Financials	11,333,117	69,127,581	—	80,460,698
Health Care	17,372,223	16,747,927	—	34,120,150
Industrials	13,760,439	57,999,049	—	71,759,488
Information Technology	3,535,147	34,482,146	—	38,017,293
Materials	—	22,161,202	—	22,161,202
Telecommunication Services	21,760,858	62,045,406	—	83,806,264
Utilities	8,336,889	8,098,728	—	16,435,617
Non-Convertible Corporate
Bonds and Notes	—	563,282	—	563,282
Convertible Corporate Bonds and Notes	—	763,982	—	763,982
Structured Securities	—	6,057,650	—	6,057,650
Investment Company	22,223,358	—	—	22,223,358

Total Investments, at Value	155,212,884	484,344,818	3,495,815	643,053,517
Other Financial Instruments:
Foreign currency exchange contracts	—	3,594,007	—	3,594,007

Total Assets	$155,212,884	$487,938,825	$3,495,815	$646,647,524

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(2,774,228)	$—	$(2,774,228)

Total Liabilities	$—	$(2,774,228)	$—	$(2,774,228)

24 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date. The table below shows the significant transfers between Level 1, Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers	Transfers		Transfers
	out of	into		into
	Level 1	Level 2		Level 3

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(95,594,582)[a]	$95,594,582	[a]	$—
Consumer Discretionary	(3,954,046)[b]	—		3,954,046	[b]
Consumer Staples	(32,973,130)[a]	32,973,130	[a]	—
Energy	(29,972,375)[a]	29,972,375	[a]	—
Financials	(87,666,300)[a]	87,666,300	[a]	—
Health Care	(9,001,807)[a]	9,001,807	[a]	—
Industrials	(65,994,589)[a]	65,994,589	[a]	—
Information Technology	(32,664,037)[a]	32,664,037	[a]	—
Materials	(24,121,655)[a]	24,121,655	[a]	—
Telecommunication Services	(49,890,461)[a]	49,890,461	[a]	—
Utilities	(8,242,287)[a]	8,242,287	[a]	—

Total Assets	$(440,075,269)	$436,121,223		$3,954,046

a.	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.
b.	Transferred from Level 1 to Level 3 because of the absence of a readily available unadjusted quoted market price due to the assets being suspended from trading.
The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

			Change in	Transfers
	Value as of		unrealized	in and/or	Value as of
	November 30,	Realized	appreciation/	out of	November 30,
	2010	gain (loss)	depreciation	Level 3	2011

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$—	$—	$(1,531,051)	$3,954,046	$2,422,995
Energy	997,431	—	75,389	—	1,072,820
Financials	—	(5,572,924)	5,572,924	—	—

Total Assets	$997,431	$(5,572,924)	$4,117,262	$3,954,046	$3,495,815

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to level 3 investments still held at November 30, 2011 includes:

Change in unrealized
appreciation/depreciation

Common Stocks
Consumer Discretionary	$(1,531,051)
Energy	75,389

Total	$(1,455,662)

See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
25 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Japan	$180,642,796	28.1%
France	94,668,362	14.7
United Kingdom	83,189,038	12.9
Korea, Republic of South	44,636,153	6.9
Switzerland	42,669,986	6.6
Germany	41,544,224	6.5
Italy	37,494,390	5.8
United States	22,223,358	3.5
Hong Kong	18,856,983	2.9
The Netherlands	15,080,957	2.4
Luxembourg	11,159,512	1.7
Bermuda	11,126,705	1.7
Norway	9,824,376	1.5
Australia	9,638,172	1.5
Russia	4,772,562	0.8
Finland	3,567,742	0.6
Canada	3,310,541	0.5
Poland	2,497,469	0.4
Cayman Islands	2,085,280	0.3
India	1,745,121	0.3
Greece	1,403,500	0.2
Turkey	916,290	0.2

Total	$643,053,517	100.0%

Foreign Currency Exchange Contracts as of November 30, 2011 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Date	Value	Appreciation	Depreciation

Barclay’s Capital:
British Pound Sterling (GBP)	Buy	56	GBP	12/1/11	$88,511	$987	$—
British Pound Sterling (GBP)	Sell	121	GBP	12/1/11	190,564	—	2,125
Euro (EUR)	Sell	35,739	EUR	12/21/11	48,033,128	3,261,272	—
Japanese Yen (JPY)	Sell	6,871,200	JPY	12/21/11	88,647,880	—	2,757,881

						3,262,259	2,760,006

Brown Brothers Harriman:
British Pound Sterling (GBP)	Buy	106	GBP	12/5/11	165,993	—	149
Japanese Yen (JPY)	Buy	106	JPY	12/5/11	106,287	—	256
British Pound Sterling (GBP)	Sell	72	GBP	12/2/11	112,577	—	471
Japanese Yen (JPY)	Sell	6,528	JPY	12/1/11-12/2/11	84,164	—	372

						—	1,248

Credit Suisse
Swiss Franc (CHF)	Sell	18,480	CHF	1/19/12	20,257,534	330,931	—

JP Morgan Chase:
British Pound Sterling (GBP)	Buy	47	GBP	12/2/11	74,141	368	—
Euro (EUR)	Buy	1,719	EUR	12/5/11	1,718,117	449	—

						817	—

Nomura Securities
Euro (EUR)	Sell	1,173	EUR	12/1/11	1,576,684	—	12,974

Total unrealized appreciation and depreciation						$3,594,007	$2,774,228

See accompanying Notes to Financial Statements.
26 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES November 30, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $636,261,936)	$597,698,215
Affiliated companies (cost $54,474,913)	45,355,302

643,053,517
Cash—foreign currencies (cost $304,998)	304,998
Unrealized appreciation on foreign currency exchange contracts	3,594,007
Receivables and other assets:
Investments sold	3,788,394
Interest and dividends	2,543,706
Shares of beneficial interest sold	60,434
Other	61,690

Total assets	653,406,746

Liabilities
Bank overdraft	47,760
Unrealized depreciation on foreign currency exchange contracts	2,774,228
Payables and other liabilities:
Shares of beneficial interest redeemed	613,910
Investments purchased	328,644
Trustees’ compensation	174,512
Shareholder communications	114,373
Transfer and shareholder servicing agent fees	63,810
Distribution and service plan fees	49,670
Other	50,287

Total liabilities	4,217,194

Net Assets	$649,189,552

Composition of Net Assets
Par value of shares of beneficial interest	$488,625
Additional paid-in capital	1,028,176,383
Accumulated net investment loss	(1,586,715)
Accumulated net realized loss on investments and foreign currency transactions	(331,011,808)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(46,876,933)

Net Assets	$649,189,552

27 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $186,129,513 and 13,918,718 shares of beneficial interest outstanding)	$13.37
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$14.19
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,638,989 and 1,040,607 shares of beneficial interest outstanding)	$12.15
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $34,364,451 and 2,851,576 shares of beneficial interest outstanding)	$12.05
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,082,377 and 611,242 shares of beneficial interest outstanding)	$13.22
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $407,974,222 and 30,440,361 shares of beneficial interest outstanding)	$13.40
See accompanying Notes to Financial Statements.
28 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended November 30, 2011

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,245,036)	$26,253,131
Affiliated companies (net of foreign withholding taxes of $116,856)	1,054,391
Interest	51,772
Income from investment of securities lending cash collateral, net—affiliated companies	23,770
Other income	17,399

Total investment income	27,400,463

Expenses
Management fees	4,868,320
Distribution and service plan fees:
Class A	574,681
Class B	193,630
Class C	441,489
Class N	50,633
Transfer and shareholder servicing agent fees:
Class A	707,706
Class B	142,078
Class C	157,478
Class N	36,877
Class Y	9,972
Shareholder communications:
Class A	104,746
Class B	26,077
Class C	26,445
Class N	4,024
Class Y	264
Administrative fees	1,718,574
Custodian fees and expenses	113,686
Trustees’ compensation	17,114
Administration service fees	1,500
Other	165,524

Total expenses	9,360,818
Less waivers and reimbursements of expenses	(118,431)

Net expenses	9,242,387

Net Investment Income	18,158,076
29 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies	$(25,482,503)
Affiliated companies	(22,803,862)
Foreign currency transactions	19,663,278

Net realized loss	(28,623,087)
Net change in unrealized appreciation/depreciation on:
Investments	(97,366,708)
Translation of assets and liabilities denominated in foreign currencies	15,907,351

Net change in unrealized appreciation/depreciation	(81,459,357)

Net Decrease in Net Assets Resulting from Operations	$(91,924,368)

See accompanying Notes to Financial Statements.
30 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended November 30,	2011	2010
Operations
Net investment income	$18,158,076	$8,952,499
Net realized gain (loss)	(28,623,087)	9,516,141
Net change in unrealized appreciation/depreciation	(81,459,357)	53,364,328

Net increase (decrease) in net assets resulting from operations	(91,924,368)	71,832,968

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(6,079,970)	(9,940,951)
Class B	(417,370)	(884,409)
Class C	(844,457)	(1,812,512)
Class N	(223,930)	(429,456)
Class Y	(14,387,613)	(11,719,166)

	(21,953,340)	(24,786,494)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(26,911,987)	(17,042,858)
Class B	(8,570,165)	(3,053,402)
Class C	(5,035,406)	(4,755,755)
Class N	(1,005,610)	(1,324,196)
Class Y	1,073,361	188,371,200

	(40,449,807)	162,194,989
Net Assets
Total increase (decrease)	(154,327,515)	209,241,463
Beginning of period	803,517,067	594,275,604

End of period (including accumulated net investment income (loss) of $(1,586,715) and $2,355,500, respectively)	$649,189,552	$803,517,067

See accompanying Notes to Financial Statements.
31 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended November 30,	2011	2010	2009	2008	2007
Per Share Operating Data
Net asset value, beginning of period	$15.69	$15.00	$9.88	$22.36	$22.60

Income (loss) from investment operations:
Net investment income[1]	.31	.20	.22	.47	.41
Net realized and unrealized gain (loss)	(2.24)	1.09	5.26	(11.81)	.70

Total from investment operations	(1.93)	1.29	5.48	(11.34)	1.11

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.39)	(.60)	(.36)	(.26)	(.28)

Distributions from net realized gain	—	—	—	(.88)	(1.07)

Total dividends and/or distributions to shareholders	(.39)	(.60)	(.36)	(1.14)	(1.35)

Net asset value, end of period	$13.37	$15.69	$15.00	$9.88	$22.36

Total Return, at Net Asset Value[2]	(12.76)%	8.79%	57.26%	(53.32)%	5.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$186,130	$245,650	$251,355	$344,638	$1,031,900
Average net assets (in thousands)	$240,037	$247,250	$227,105	$704,392	$940,364
Ratios to average net assets:[3]
Net investment income	1.96%	1.28%	1.88%	2.75%	1.76%
Total expenses[4]	1.43%	1.40%	1.58%	1.11%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.43%	1.40%	1.53%	1.11%	1.02%
Portfolio turnover rate	33%	41%	42%	32%	43%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2011	1.43%
Year Ended November 30, 2010	1.40%
Year Ended November 30, 2009	1.58%
Year Ended November 30, 2008	1.11%
Year Ended November 30, 2007	1.02%
See accompanying Notes to Financial Statements.
32 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Class B Year Ended November 30,	2011	2010	2009	2008	2007
Per Share Operating Data
Net asset value, beginning of period	$14.29	$13.73	$9.01	$20.46	$20.80

Income (loss) from investment operations:
Net investment income[1]	.16	.05	.12	.23	.15
Net realized and unrealized gain (loss)	(2.04)	1.00	4.82	(10.80)	.66

Total from investment operations	(1.88)	1.05	4.94	(10.57)	.81

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.49)	(.22)	—	(.08)

Distributions from net realized gain	—	—	—	(.88)	(1.07)

Total dividends and/or distributions to shareholders	(.26)	(.49)	(.22)	(.88)	(1.15)

Net asset value, end of period	$12.15	$14.29	$13.73	$9.01	$20.46

Total Return, at Net Asset Value[2]	(13.48)%	7.80%	56.12%	(53.89)%	3.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,639	$23,116	$25,359	$21,065	$50,077

Average net assets (in thousands)	$19,503	$23,244	$22,700	$31,650	$59,952

Ratios to average net assets:[3]
Net investment income	1.12%	0.36%	1.07%	1.47%	0.69%
Total expenses[4]	2.70%	2.59%	2.90%	2.30%	2.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.31%	2.31%	2.42%	2.26%	2.11%
Portfolio turnover rate	33%	41%	42%	32%	43%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2011	2.70%
Year Ended November 30, 2010	2.59%
Year Ended November 30, 2009	2.90%
Year Ended November 30, 2008	2.30%
Year Ended November 30, 2007	2.11%
See accompanying Notes to Financial Statements.
33 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended November 30,	2011	2010	2009	2008	2007
Per Share Operating Data
Net asset value, beginning of period	$14.17	$13.64	$8.96	$20.35	$20.71

Income (loss) from investment operations:
Net investment income[1]	.17	.06	.13	.24	.16
Net realized and unrealized gain (loss)	(2.03)	.98	4.78	(10.73)	.65

Total from investment operations	(1.86)	1.04	4.91	(10.49)	.81

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.51)	(.23)	(.02)	(.10)

Distributions from net realized gain	—	—	—	(.88)	(1.07)

Total dividends and/or distributions to shareholders	(.26)	(.51)	(.23)	(.90)	(1.17)

Net asset value, end of period	$12.05	$14.17	$13.64	$8.96	$20.35

Total Return, at Net Asset Value[2]	(13.45)%	7.81%	56.15%	(53.83)%	3.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,365	$45,448	$48,456	$36,021	$78,182

Average net assets (in thousands)	$44,318	$47,625	$41,084	$53,048	$85,924

Ratios to average net assets:[3]
Net investment income	1.15%	0.42%	1.14%	1.57%	0.75%
Total expenses[4]	2.26%	2.31%	2.55%	2.23%	2.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.24%	2.27%	2.34%	2.21%	2.06%

Portfolio turnover rate	33%	41%	42%	32%	43%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2011	2.26%
Year Ended November 30, 2010	2.31%
Year Ended November 30, 2009	2.55%
Year Ended November 30, 2008	2.23%
Year Ended November 30, 2007	2.06%
See accompanying Notes to Financial Statements.
34 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Class N Year Ended November 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$15.50	$14.86	$9.70	$21.97	$22.25

Income (loss) from investment operations:
Net investment income[1]	.26	.14	.20	.34	.27
Net realized and unrealized gain (loss)	(2.21)	1.07	5.20	(11.60)	.70

Total from investment operations	(1.95)	1.21	5.40	(11.26)	.97

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.33)	(.57)	(.24)	(.13)	(.18)
Distributions from net realized gain	—	—	—	(.88)	(1.07)

Total dividends and/or distributions to shareholders	(.33)	(.57)	(.24)	(1.01)	(1.25)

Net asset value, end of period	$13.22	$15.50	$14.86	$9.70	$21.97

Total Return, at Net Asset Value[2]	(12.98)%	8.32%	56.99%	(53.63)%	4.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,082	$10,486	$11,330	$7,560	$21,575

Average net assets (in thousands)	$10,268	$10,947	$9,402	$15,222	$21,958

Ratios to average net assets:[3]
Net investment income	1.64%	0.91%	1.71%	2.03%	1.20%
Total expenses[4]	1.74%	1.79%	1.98%	1.80%	1.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.75%	1.80%	1.76%	1.60%

Portfolio turnover rate	33%	41%	42%	32%	43%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2011	1.74%
Year Ended November 30, 2010	1.79%
Year Ended November 30, 2009	1.98%
Year Ended November 30, 2008	1.80%
Year Ended November 30, 2007	1.60%
See accompanying Notes to Financial Statements.
35 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended November 30,	2011	2010	2009	2008[1]

Per Share Operating Data
Net asset value, beginning of period	$15.71	$15.03	$9.88	$10.43

Income (loss) from investment operations:
Net investment income[2]	.40	.23	.31	.02
Net realized and unrealized gain (loss)	(2.24)	1.13	5.24	(.57)

Total from investment operations	(1.84)	1.36	5.55	(.55)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.47)	(.68)	(.40)	—
Distributions from net realized gain	—	—	—	—

Total dividends and/or distributions to shareholders	(.47)	(.68)	(.40)	—

Net asset value, end of period	$13.40	$15.71	$15.03	$9.88

Total Return, at Net Asset Value[3]	(12.25)%	9.34%	58.32%	(5.27)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$407,974	$478,817	$257,776	$45,691

Average net assets (in thousands)	$496,837	$354,432	$212,964	$41,729

Ratios to average net assets:[4]
Net investment income	2.53%	1.52%	2.59%	4.29%
Total expenses[5]	0.85%	0.87%	0.91%	0.84%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses	0.85%	0.87%	0.89%	0.83%

Portfolio turnover rate	33%	41%	42%	32%

1.	For the period from November 13, 2008 (inception of offering) to November 30, 2008.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2011	0.85%
Year Ended November 30, 2010	0.87%
Year Ended November 30, 2009	0.91%
Period Ended November 30, 2008	0.84%
See accompanying Notes to Financial Statements.
36 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Quest International Value Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of November 30, 2011, approximately 62% of the shares of the Fund were owned by the other funds advised or sub-advised by the Manager or an affiliate of the Manager.
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to
37 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. As of
38 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

November 30, 2011, the Manager determined the fair value of a halted stock using the last traded price subsequently adjusted by a discount to that price if deemed appropriate by the Valuation Committee. Such investments have been classified as Level 3 instruments.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of November 30, 2011 is as follows:

Cost	$1,852,080
Market Value	$563,282
Market Value as a % of Net Assets	0.09%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. During the Fund’s fiscal year it terminated its participation in the securities lending program. The Fund was permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund could invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) was a limited liability company whose investment objective was to seek current income and stability of principal. The Manager was also the investment adviser of LAF. LAF was not
39 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
registered under the Investment Company Act of 1940. However, LAF did comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF were valued at their net asset value per share. As a shareholder, the Fund was subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
     The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
40 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$8,944,749	$—	$304,443,281	$83,806,334
1.	As of November 30, 2011, the Fund had $296,453,050 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of November 30, 2011, details of the capital loss carryforwards were as follows:

Expiring

2015	$15,112,202
2016	75,835,044
2017	167,910,020
2018	7,791,697
2019	29,804,087

Total	$296,453,050

Of these losses, $15,112,202 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $4,880,031 per year.
2.	As of November 30, 2011, the Fund had $7,990,231 of post-October losses available to offset future realized capital gains, if any.
3.	During the fiscal year ended November 30, 2011, the Fund did not utilize any capital loss carryforward.
4.	During the fiscal year ended November 30, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for November 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

Reduction
	Increase to	to Accumulated
Reduction to	Accumulated Net	Net Realized Loss
Paid-in Capital	Investment Loss	on Investments

$1,685	$146,951	$148,636
The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 was as follows:

	Year Ended	Year Ended
	November 30, 2011	November 30, 2010

Distributions paid from:
Ordinary income	$21,953,340	$24,786,494
41 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$726,846,513
Federal tax cost of other investments	(158,750,497)

Total federal tax cost	$568,096,016

Gross unrealized appreciation	$52,635,432
Gross unrealized depreciation	(136,441,766)

Net unrealized depreciation	$(83,806,334)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended November 30, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$4,320
Payments Made to Retired Trustees	13,864
Accumulated Liability as of November 30, 2011	135,649
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund
42 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
43 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2011		Year Ended November 30, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	1,604,600	$26,169,498	3,212,237	$48,017,118
Dividends and/or
distributions reinvested	351,078	5,750,663	618,928	9,203,457
Redeemed	(3,696,881)	(58,832,148)	(4,924,360)	(74,263,433)

Net decrease	(1,741,203)	$(26,911,987)	(1,093,195)	$(17,042,858)

Class B
Sold	141,594	$2,099,548	314,683	$4,561,426
Dividends and/or
distributions reinvested	26,653	399,797	61,658	842,249
Redeemed	(745,667)	(11,069,510)	(605,140)	(8,457,077)

Net decrease	(577,420)	$(8,570,165)	(228,799)	$(3,053,402)

Class C
Sold	342,679	$5,013,987	370,315	$5,107,336
Dividends and/or
distributions reinvested	52,152	775,494	120,492	1,631,463
Redeemed	(751,176)	(10,824,887)	(835,837)	(11,494,554)

Net decrease	(356,345)	$(5,035,406)	(345,030)	$(4,755,755)

Class N
Sold	116,300	$1,853,844	144,754	$2,166,434
Dividends and/or
distributions reinvested	13,143	213,450	27,034	398,753
Redeemed	(194,481)	(3,072,904)	(258,036)	(3,889,383)

Net decrease	(65,038)	$(1,005,610)	(86,248)	$(1,324,196)

Class Y
Sold	3,413,525	$52,651,087	17,871,267	$256,104,300
Dividends and/or
distributions reinvested	879,682	14,356,404	790,760	11,719,064
Redeemed	(4,335,348)	(65,934,130)	(5,326,968)	(79,452,164)

Net increase (decrease)	(42,141)	$1,073,361	13,335,059	$188,371,200

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended November 30, 2011, were as follows:

	Purchases	Sales
Investment securities	$253,232,076	$299,861,303
44 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1 billion	0.60%
Next $1 billion	0.55
Over $2 billion	0.52
Administration Fees. Administration fees paid to the Manager were in accordance with the administration agreement with the Fund which provides for a fee of 0.25% of the first $500 million of average annual net assets of the Fund and 0.15% of average annual net assets in excess of $500 million. During the year ended November 30, 2011, the Fund paid $1,718,574 to the Manager for administration services.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended November 30, 2011, the Fund paid $986,412 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales
45 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2011 were as follows:

Class C	$2,306,204
Class N	311,556
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

November 30, 2011	$58,614	$3,640	$37,325	$4,939	$402
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended November 30, 2011, the Manager waived fees and/or reimbursed the Fund $30,720 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended November 30, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$76,760
Class C	9,011
Class N	1,940
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
46 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time
47 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATE MENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be credit-worthy at the time of the transaction. As of November 30, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $3,593,558, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $834,322 as of November 30, 2011. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc.
48 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of November 30, 2011 the Fund has not required certain counterparties to post collateral.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of November 30, 2011 are as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Derivatives Not Accounted	and Liabilities		and Liabilities
for as Hedging Instruments	Location	Value	Location	Value
	Unrealized appreciation on foreign currency		Unrealized depreciation on foreign currency
Foreign exchange contracts	exchange contracts	$3,594,007	exchange contracts	$2,774,228
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Loss Recognized on Derivatives
Derivatives Not Accounted
for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$5,336,477

Amount of Change in Unrealized Gain Recognized on Derivatives
Derivatives Not Accounted	Translation of assets and liabilities
for as Hedging Instruments	denominated in foreign currencies
Foreign exchange contracts	$2,826,878
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference
49 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     During the year ended November 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $3,262,266 and $156,260,153, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
6. Securities Lending
During the Fund’s fiscal year it terminated its participation in the securities lending program. The Fund previously lent portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans were secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities was determined at the close of each business day and any additional required collateral was delivered to the Fund on the next business day. If the borrower defaulted on its obligation to return the securities loaned because of insolvency or other reasons, the Fund would experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continued to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognized the gain or loss in the fair value of the securities loaned that could occur during the term of the loan. The Fund had the right under the lending agreement to recover the securities from the borrower on demand.
50 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

7. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. On September 30, 2011, the court entered orders and final judgments approving the settlements as fair, reasonable and adequate. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable
51 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
52 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Quest International Value Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest International Value Fund, including the statement of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest International Value Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
January 17, 2012
53 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended November 30, 2011 are eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended November 30, 2011 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $23,576,383 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $2,277,743 of foreign income taxes were paid by the Fund during the fiscal year ended November 30, 2011. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of the maximum amount allowable but not less than $18,565,891 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
54 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
55 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Dominic Freud, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load international multi-cap value funds. The Board noted that the one-year, three-year, and five-year performance was better than its peer group median although its ten-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load international multi-cap value funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees and total expenses were lower than its peer group median and average.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the
56 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
57 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
58 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
59 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Matthew P. Fink, Trustee (since 2009) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2009) Age: 73	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Age: 69	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Age: 58	Board Member of Pulitzer center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2009) Age: 66	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of
60 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Mary Ann Tynan, Continued	Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2009) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996- 2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environ- mental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2009) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital
61 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Continued	Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.
62 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
63 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

OPPENHEIMER QUEST INTERNATIONAL VALUE FUNDSM

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2012 OppenheimerFunds, Inc. All rights reserved.
64 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
65 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
66 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Directors of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed 21,300 in fiscal 2010 and 2011.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $196,703 in fiscal 2011 and $342,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, surprise custody exam and professional services for GIPs procedures and FIN 45.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $8,000 in fiscal 2011 and $12,341 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2)	100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $204,703 in fiscal 2011 and $355,241 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2)	Exhibits attached hereto.

(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Quest International Value Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 1/10/2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 1/10/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 1/10/2012